Supplement No. 3 dated November 1, 1997
             (Supplanting Supplement No. 2 dated September 16, 1997)
                                       to
                        Prospectus dated February 1, 1997
                                       for
                        STATE STREET RESEARCH AURORA FUND
                 a series of State Street Research Capital Trust

Availability of Shares

     The Distributor anticipates that shares of the Fund will not be available for purchase by new investors after the Fund's total assets reach $600 million. No further notice or supplement to this Prospectus will be provided in the event shares are no longer offered to new investors. Investors are advised to contact their financial professional or the Distributor for further information as to the Fund's availability.

     At the time of the Fund's closing, shares of the Fund will be available only to existing shareholders of the Fund through reinvestment of dividends and distributions, additional investments or exchanges into their existing accounts.

     As stated in the Prospectus, the Fund reserves the right to accept new investments or suspend the sale of shares from time to time. The offering of shares will be determined on the basis of the Fund's ability to effectively manage the addition of new investments in accordance with the Fund's investment strategy. Management of the Fund can be affected by the limited availability of small capitalization value stocks and changes in related market conditions, among other factors.


Purchase of Shares -- Methods of Purchase -- Minimum Investment

     The minimum initial investment in the Fund has been increased from $25,000 to $100,000.

     Accordingly, the items "By Wire" and "All Other" of the "Minimum Initial Investment" chart on page 10 of the Prospectus are revised to reflect the increased $100,000 minimum initial investment instead of the stated $25,000 minimum initial investment.


Share Class Designations

     The Fund has redesignated its share classes to be more consistent with developing mutual fund industry practice. The changes do not affect sales charges or any other share class features. Throughout this Prospectus:


     Former                        Redesignated
     Class                            Class
     -----                            -----

     Class C      is now            Class S

     Class D      is now            Class C

     The designations for Class A and Class B are unchanged.

Class S Shares

     The sub-caption "Class C Shares--Institutional; No Sales Charge" is revised to read "Class S Shares--Special Programs; No Sales Charge" and the second paragraph under the caption is revised in its entirety to read as follows:

       "In general, Class S shares are available for new investments by certain large institutions, advisory accounts of the Investment Manager, and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class S shares have been designated. In addition, Class S shares are available through special programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations. Information on the availability of Class S shares and further conditions and limitations is available from the Distributor."

     Throughout this Prospectus, references to Class C shares (to be redesignated as Class S) should be read to give effect to the above revisions regarding the availability of such shares.